Exhibit 10.2

LUNA INNOVATIONS INCORPORATED

FIRST AMENDMENT TO SEPARATION AND CONSULTING

AGREEMENT

THIS FIRST AMENDMENT TO SEPARATION AND CONSULTING AGREEMENT (the “Amendment”) is made and entered into as of the 18th day of May, 2011 (the “Effective Date”), by and between Luna Innovations Incorporated (the “Company”) and Kent A. Murphy, Ph.D. (the “Consultant,” and together with the Company, the “Parties”) and provides as follows:

RECITALS

WHEREAS, the Parties previously entered into that certain Separation and Consulting Agreement, dated as of August 10, 2010 (the “Original Consulting Agreement”); and

WHEREAS, the Parties desire to amend the terms of the Original Consulting Agreement as provided in this Amendment.

TERMS OF AMENDMENT

NOW, THEREFORE, for and in consideration of the premises and of the mutual promises and undertakings of the parties as hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

1.	Paragraph 4 of the Original Consulting Agreement is hereby deleted in its entirety and restated as follows:

Healthcare Benefits. The Company shall pay the group health continuation premiums for the Consultant and the Consultant’s covered dependents through February 10, 2012 to the extent the Consultant is eligible for and elects such continuation coverage under COBRA. In addition, upon presentation of reasonable documentation, the Company shall reimburse the Consultant for his health insurance premiums during the period from February 11, 2012 through August 10, 2012 up to an amount equal to $1,250 per month (with such amount appropriately prorated for the Company’s obligations with respect to February and August).

2.	Paragraph 8 of the Original Consulting Agreement is hereby deleted in its entirety and restated as follows:

Consulting Compensation. In exchange for the Company’s access to the Consultant’s time, talents, and services, the Company shall pay the Consultant the following amounts per month of the Term, payable on the last day of such month:

Month	Amount
August 2010	$15,241.94
September 2010	$22,500
October 2010	$22,500
November 2010	$22,500
December 2010	$22,500
January 2011	$22,500
February 2011	$22,500
March 2011	$22,500
April 2011	$22,500
May 2011	$102,500
June 2011	$22,500
July 2011	$22,500
August 2011	$22,500
September 2011	$22,500
October 2011	$2,500
November 2011	$2,500
December 2011	$2,500
January 2012	$2,500
February 2012	$7,258.06

The Consultant acknowledges receipt of all payments identified on the above chart through April 2011.

3.

Entire Agreement. This Amendment, the Original Consulting Agreement and the parties’ letter agreement (“Letter Agreement”) of even date herewith shall constitute the complete, final and exclusive embodiment of the entire agreement between the Parties with regard to the subject matter hereof. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. It may not be amended or modified except in a writing signed by the Parties.

4.	Counterparts and Facsimile Signatures. This Amendment may be executed by facsimile transmission and in several counterparts, and all counterparts so executed shall constitute one agreement binding on all parties, notwithstanding the fact that all the Parties have not signed the original or the same counterpart. Any counterpart signed by the Party against whom enforcement of this Amendment is sought shall be admissible into evidence as an original of this Amendment to prove its contents.

5.	No Further Amendment. Except as otherwise expressly provided in this Amendment, all of the terms and conditions of the Original Consulting Agreement remain unchanged and continue in full force and effect.

6.	Letter Agreement. Concurrently with the execution of this Amendment, the Company and Consultant shall enter into the Letter Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year above written.

LUNA INNOVATIONS INCORPORATED		CONSULTANT

By:	/s/ My E. Chung	/s/ Kent A Murphy, Ph.D
	Name: My E. Chung	Kent A. Murphy, Ph.D.
Title: President & CEO

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